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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                                  FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                January 8, 1998
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                               ASHA CORPORATION
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              Exact name of Registrant as Specified in its Charter

         Delaware                 0-16176                84-1016459
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State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                    Number

                600 C Ward Drive, Santa Barbara, California 93111
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            Address of Principal Executive Offices, Including Zip Code

                                  (805) 683-2331
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                 Registrant's Telephone Number, Including Area Code
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On January 8, 1998 ASHA Corporation (the "Company") was a party to two agreements in which Alain Clenet, who was the Company's Chairman of the Board and Chief Executive Officer, sold on that date a total of 1,677,978 shares of the Company's common stock. As a result of these transactions, Mr. Clenet is no longer considered a control person of the Company. In one agreement, Mr. Clenet sold 1,118,652 shares to Greenmotors LLC for $3,000,000 in cash. The cash used in this transaction came from contributions to Greenmotors LLC's capital by its members. The Stock Purchase Agreement with Greenmotors LLC provides that the Company will permit Greenmotors LLC to select one person to be elected as a Director of the Company. The person selected is David Jones, who is a member of Greenmotors LLC. As a result of this purchase, Greenmotors LLC now owns 12.9% of the Company's shares outstanding; however, Greenmotors LLC is not considered to be in control of the Company.

     Greenmotors LLC is a Delaware limited liability company formed for the purpose of investing in the shares of the Company's Common Stock it acquired. Its managers and officers are Alfred D. Kingsley and Gary K. Duberstein.

     In the other agreement, Mr. Clenet sold a total of 559,326 to four investors, including the wife of Lawrence Cohen, one of the Company's Directors, who purchased 219,406 shares.

     Simultaneously with the closing of these two transactions, the Company and Mr. Clenet entered into a Separation Agreement pursuant to which Mr. Clenet agreed to resign as an Officer and Director of the Company, effective as of January 8, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  EXHIBITS.

      10.1  Stock Purchase Agreement      Incorporated by reference to
            among Greenmotors LLC,        Exhibit 10.12 to the Company's
            Alain Clenet and the Com-     Annual Report on Form 10-KSB
            pany dated January 8, 1998    for the fiscal year ended
                                          September 30, 1997

      10.2  Separation Agreement with     Incorporated by reference to
            Alain Clenet dated January    Exhibit 10.13 to the Company's
            8, 1998                       Annual Report on Form 10-KSB
                                          for the fiscal year ended
                                          September 30, 1997

                                    SIGNATURES

     Pursuant to the requirements or the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ASHA CORPORATION

Date: January 21, 1998                  By/s/ John C. McCormack
                                          John C. McCormack, President
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